Exhibit 99.2

Exhibit 99.2 Australian Shareholder Briefing

April 17, 2012

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Cautionary Note Regarding Forward-Looking Statements

This presentation contains forward looking statements under the safe harbor provisions of the US securities laws. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to our management.

Our management believes that these forward-looking statements are reasonable as and when made. However you should not place undue reliance on any such forward looking statements as these are subject to risks and uncertainties. Please refer to our press releases and our SEC filings for more information regarding the use of forward looking statements.

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Everything in place, ready for execution

$40MM, 165,000sqf FDA-registered facility fully operational

World-class management team with deep industry expertise

Quality management system successfully audited on regular basis

Diversified device portfolio driven by emerging customer needs

Strong commercial pipeline, multiple partnerships accelerating

Decade of investment ready to convert to long-term agreements

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Our Diversified Portfolio

Aligned to customer needs

Differentiation

Uniquely positioned to win

April 17, 2012

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The Unifill syringe

World’s First and Only Ready-to-fill Syringe with Integrated Safety

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Healthcare workers rate Unifill as Excellent

How would you rate the feedback (audible click, tactile feel) received to confirm the activation of the needle retraction & the end of dose

How would you rate the overall fit and finish, and quality of the syringe

Mean Rating

1.2

1.1

Outcome

Excellent

Excellent

– Excellent. 2. Good. 3. Neutral. 4. Poor. 5. Terrible

Self-Injecting Patients Rate Unifill as Excellent

How would you rate the feedback (audible click, tactile feel) received to confirm the activation of the needle retraction & the end of dose

How would you rate the overall fit and finish, and quality of the syringe

Mean Rating

1.3

1.3

Outcome

Excellent

Excellent

– Excellent. 2. Good. 3. Neutral. 4. Poor. 5. Terrible

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Human Factor Study Remarks

“All participants found the device and associated procedure to be easy to learn and easy to use, even the first attempt.” “The most appreciated feature of the syringe was the needle retraction mechanism, which was deemed safer and easier to utilize compared to other safety syringe mechanisms.” “The Unifill syringe needle retraction technology is an innovative and advanced approach to the safety syringe and was appreciated by HCPs and patients alike.”

October, 2011

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Needlestick Safety Advocacy Tour

A grassroots campaign to engage healthcare personnel to raise awareness and minimize risk of needlestick injuries Building a database of 100,000 HCW and cause advocates

50 locations and 12 conferences across 36 cities over year

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The Pledge

I pledge to support Safe in Common in its campaign to promote and strengthen the Federal Needlestick Safety and Prevention Act, raise awareness of needlestick safety, and utilize safer engineering controls to better protect me and my fellow healthcare personnel from unnecessary needlestck injuries.

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A Unique Vehicle for Brand Differentiation

April 17, 2012

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Unifill Select

World’s First and Only Ready-to-fill Syringe with Integrated Safety and attachable needles

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EZMix

The only dual or multi-chamber prefilled reconstitution syringe with integrated safety

Considered a game-changer for drug reconstitution by numerous pharmaceutical companies

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Unifill, Unifill Select and EZMix

Powerful Trio Covering Virtually Entire Prefilled Market

April 17, 2012

Unilife Rita Auto-Injector

World’s First and Only Auto-Injector with a True End-of-Dose Indicator

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Comparison to Conventional Auto-Injector

April 17, 2012

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Auto-Infusors

Wearable single-use delivery system for doses 3mL or larger

Novel Drug Delivery Devices

Many pipeline molecules targeting untreated conditions

Target organs include brain, heart, eye, ear and nose

siRNA*, gene therapy and cell based therapy

Specialized (novel) devices can enable commercialization of these highly specialized drug molecules High value devices – average price $100, or more, per unit

April 17, 2012

*Small interfering RNA

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Building a Commercial Pipeline

Multiple pharmaceutical customers Multiple therapeutic classes targeted Multiple devices now under negotiation Multiple types of agreement anticipated Multiple deals in the commercial pipeline

April 17, 2012

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Key Upcoming Milestones

Continued Unifill supplies to current and new customers

Unifill placement onto stability studies

Potential for additional access or royalty fees

Commercial supply agreements

Potential ordering of additional higher volume assembly lines

Agreements for additional products within portfolio

Develop or customize Unilife devices to address specific customer needs for pipeline and approved drugs and vaccines

Clinical development and supply agreements

Continuing to address unmet market needs in other areas

April 17, 2012

Questions and Answers

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